SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 10, 2005
(Date of earliest event reported)

Atlas Air Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)
Delaware	0-25732	13-4146982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 701-8000
(Registrant’s telephone number, including area code)

Atlas Air, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25732	84-1207329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 701-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Press Release
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index

Item 2.02 Results of Operations and Financial Condition

The information that Atlas Air Worldwide Holdings, Inc. (the “Company”) is reporting in this Item 2.02 is covered in more detail in the description in Item 8.01 below.

Item 7.01 Regulation FD Disclosure

On February 10, 2005, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events

Reference is made to the financial statements and other information of the Company that is attached hereto as Exhibit 99.2 and incorporated herein by reference. The Company’s independent registered public accountants have not completed a review of the financial statements that are included in this Current Report on Form 8-K as required by Rule 10-01(d) of Regulation S-X. Reviewed financial statements for the periods indicated will be filed as an amendment to this Form 8-K or as a Quarterly Report on Form 10-Q when available. However, the management of the Company believes that the attached financial statements accurately reflect the financial condition of the Company as of the periods indicated. See Note 1 of the Notes to Consolidated Financial Statements included in Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished pursuant to Items 2.02 and 8.01:

Exhibit No.	Description

99.1	Press release of the Company dated February 10, 2005.

99.2	Consolidated Statements of Operations for the Three Months and Six
Months Ended June 30, 2004 and 2003 (unaudited); Consolidated Balance
Sheets at June 30, 2004 (unaudited) and December 31, 2003;
Consolidated Statements of Cash Flows for the Six Months Ended
June 30, 2004 and 2003 (unaudited); Notes to Consolidated Financial
Statements; and other information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

Dated: February 10, 2005	By:	/s/ Jeffrey H. Erickson

		Name:	Jeffrey H. Erickson
		Title:	President and Chief Executive Officer

Atlas Air, Inc.

Dated: February 10, 2005	By:	/s/ Jeffrey H. Erickson

		Name:	Jeffrey H. Erickson
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company dated February 10, 2005.

99.2	Consolidated Statements of Operations for the Three Months and Six Months Ended June 30, 2004 and 2003 (unaudited); Consolidated Balance Sheets at June 30, 2004 (unaudited) and December 31, 2003; Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2004 and 2003 (unaudited); Notes to Consolidated Financial Statements; and other information.